PRESS RELEASE




FOR IMMEDIATE RELEASE:                            CONTACT:

VALHI, INC.                                       STEVEN L. WATSON
THREE LINCOLN CENTRE                              VICE PRESIDENT
5430 LBJ FREEWAY                                  (972) 233-1700
DALLAS, TEXAS 75240-2697
(972) 233-1700



                       VALHI DECLARES QUARTERLY DIVIDEND


          DALLAS, TEXAS . . .October 30, 1997 . . . Valhi, Inc. (NYSE:VHI) announced today that its board of directors has declared a regular quarterly dividend of five cents ($0.05) per share on its common stock, payable on December 31, 1997 to stockholders of record at the close of business on December 12, 1997.


          Valhi, Inc. is primarily engaged in the chemicals, component products and waste management industries.

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